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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2001


                          GlobalNet Financial.com, Inc.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                           33-21443                  06-1489574
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(State or Other Juris-             (Commission File          (IRS Employer
diction of Incorporation)          Number)                   Identification No.)


7284 W. Palmetto Park Road, Suite 210, Boca Raton, Florida            33433
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(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (561) 417-8053

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




                                Page 1 of 4 Pages
                        (Exhibit Index appears on page 4)


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Item 5. Other Events

On July 11, 2001, GlobalNet Financial.com, Inc. adopted a Shareholder Rights Plan whereby the rights under the plan will be evidenced initially by each share of the Company's common stock. Additional information with respect to the transactions described herein is included in the press release issued by the Company on July 11, 2001 attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits.


(c)  Exhibit No.           Description

        99.1               Press Release dated July 11, 2001.





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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALNET FINANCIAL.COM, INC.



Date: July 11, 2001                         By:  /s/ Ron R. Goldie
                                               --------------------------------
                                               Name:  Ron R. Goldie
                                               Title: Secretary






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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

                                     EXHIBIT




         99.1           Press Release dated July 11, 2001
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